EXHIBIT 10.1


                           AMENDMENT NO. 1 AND WAIVER

         This AMENDMENT NO. 1 AND WAIVER ("Amendment") dated as of August 13, 2008 (the "Effective Date"), is among National Coal of Alabama, Inc., an Alabama corporation (the "Company"), the Holders (as defined below), and TCW Asset Management Company, as administrative agent for the Holders (in such capacity, the "Administrative Agent").

                                    RECITALS

         A. The Company is party to that certain Note Purchase Agreement dated as of October 19, 2007 (as amended, restated or otherwise modified from time to time, the "Note Purchase Agreement") among the Company, certain holders party thereto from time to time (the "Holders"), and the Administrative Agent.

         B. The Company, the Holders and the Administrative Agent wish to, subject to the terms and conditions of this Amendment, (1) provide for a waiver of certain Events of Default arising as a result of the Company's failure to comply with certain financial covenants set forth in the Note Purchase Agreement and (2) make certain amendments to the Note Purchase Agreement.

         THEREFORE, the Company, the Holders and the Administrative Agent hereby agree as follows:

         SECTION 1. DEFINED TERMS. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Note Purchase Agreement and used herein without definition shall have the meaning assigned to such term in the Note Purchase Agreement, unless expressly provided to the contrary.

         SECTION 2. OTHER DEFINITIONAL PROVISIONS. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The words "hereof", "herein", and "hereunder" and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term "including" means "including, without limitation,". Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

         SECTION 3. WAIVER OF EXISTING DEFAULTS. The Company hereby acknowledges the existence of the Events of Default arising as a result of (a) the Company's failure to comply with the Fixed Charge Coverage Ratio covenant set forth
Section 8.11 of the Note Purchase Agreement for the fiscal quarter ended June 30, 2008, (b) the Company's failure to comply with the Current Ratio covenant set forth Section 8.12 of the Note Purchase Agreement for the fiscal quarter ended June 30, 2008, and (c) the Company's failure to comply with the Debt to EBITDA Ratio covenant set forth

Section 8.13 of the Note Purchase Agreement for the fiscal quarter ended June 30, 2008 (collectively, the "Existing Defaults"). The Holders hereby agree, subject to the terms and conditions of this Amendment, to waive the Existing Defaults. The waiver by the Holders described in this Section 3 is contingent upon the satisfaction of the conditions precedent set forth below and is limited to the Existing Defaults. Such waiver is limited to the extent described herein and shall not be construed to be a consent to or a permanent waiver of Section 8.11, Section 8.12, Section 8.13 or any other terms, provisions, covenants, warranties or agreements contained in the Note Purchase Agreement or in any of the other Note Documents. The Holders reserve the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Note Purchase Agreement or any other provision of any Note Document. The description herein of the Existing Defaults is based upon the information provided to the Holders on or prior to the date hereof and shall not be deemed to exclude the existence of any other Defaults or Event of Default. The failure of the Holders to give notice to the Company or any of the other Guarantors of any such other Defaults or Events of Default is not intended to be nor shall be a waiver thereof. The Company hereby agrees and acknowledges that the Holders require and will require strict performance by the Company of all of its obligations, agreements and covenants contained in the Note Purchase Agreement and the other Note Documents, and no inaction or action regarding any Default or Event of Default is intended to be or shall be a waiver thereof.

         SECTION 4. AMENDMENTS TO NOTE PURCHASE AGREEMENT.

         (a) Section 8.11 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                  Section 8.11. Fixed Charge Coverage Ratio. At the end of each Fiscal Quarter, beginning with the Fiscal Quarter ending December 31, 2008, the Company's Fixed Charge Coverage Ratio for the Fiscal Quarter then ended shall not be less than
         (a) for Fiscal Quarter ending on December 31, 2008, 1.00 to 1.00, and (b) for each Fiscal Quarter ending thereafter, 1.20 to 1.00.

         (b) Section 8.12 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                  Section 8.12. Current Ratio. (a) At the end of the Fiscal Quarter ending September 30, 2008, Company's Current Ratio will not be less than 0.75 to 1.00, and (b) at the end of each Fiscal Quarter ending on or after December 31, 2008, Company's Current Ratio will not be less than 1.00 to 1.00.

         (c) Section 8.13 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:


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


                  Section 8.13. Debt to EBITDA Ratio. At the end of any Fiscal Quarter listed in the following table, the ratio of (a) Company's Consolidated Indebtedness at the end of such Fiscal Quarter, to (b) Company's EBITDA for the four-Fiscal Quarter period ending with such Fiscal Quarter, will be equal to or less than the ratio set out in such table opposite such Fiscal
         Quarter:

=================================================== ============================
                  FISCAL QUARTER                           MAXIMUM RATIO
--------------------------------------------------- ----------------------------
For the Fiscal  Quarters ending December 31, 2008         4.50 to 1.00
and March 31, 2009
--------------------------------------------------- ----------------------------
For the Fiscal  Quarters ending June 30, 2009 and          4.25 to 1.00
September 30, 2009
--------------------------------------------------- ----------------------------
For the Fiscal  Quarters ending December 31, 2009          4.00 to 1.00
and March 31, 2010
--------------------------------------------------- ----------------------------
For the Fiscal  Quarters ending June 30, 2010 and          3.75 to 1.00
September 30, 2010
--------------------------------------------------- ----------------------------
For each Fiscal Quarter ending thereafter                  3.50 to 1.00
=================================================== ============================

         provided that (i) with respect to the Fiscal Quarter ending December 31, 2008, Company's EBITDA shall be calculated by multiplying EBITDA of Company for the two Fiscal Quarter period then ended by two, and (ii) with respect to the Fiscal Quarter ending March 31, 2009, Company's EBITDA shall be calculated by multiplying EBITDA of Company for the three Fiscal Quarter period then ended by 4/3.

         (d) Article VIII of the Note Purchase Agreement is hereby amended by adding a new Section 8.18 to the end thereof as follows:

                  Section 8.18. Minimum EBITDA. At the end of the Fiscal Quarter ending September 30, 2008, Company's EBITDA for the Fiscal Quarter period then ended will be greater than or equal to $1,000,000.

         (e) Schedule 6 to the Note Purchase Agreement is hereby deleted and replaced with Schedule 6 attached hereto.

         SECTION 5. COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants that: (a) the representations and warranties contained in the Note Purchase Agreement, and the representations and warranties contained in the other Note Documents, are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) after giving effect to this Amendment, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate power and authority of the Company and have been duly authorized by appropriate corporate and governing


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


action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of the Company enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; and (f) the Liens under the Security Documents are valid and subsisting and secure the Company's obligations under the Note Documents.

         SECTION 6. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective and enforceable against the parties hereto, and the Note Purchase
Agreement shall be amended as provided herein, upon the occurrence of the following conditions precedent

         (a) The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment duly and validly executed and delivered by duly authorized officers of the Company, the Administrative Agent, and the Required Holders.

         (b) No Default shall have occurred and be continuing as of the Effective Date.

         (c) The representations and warranties in this Amendment shall be true and correct in all material respects.

         (d) The Company shall have paid (i) a fee in the amount of $300,000 to the Administrative Agent for the ratable account of the Holders and
(ii) all costs and expenses which have been invoiced and are payable pursuant to
Section 12.4 of the Note Purchase Agreement.

         SECTION 7. ONSITE CONSULTANT. The Company, the Administrative Agent and the Holders hereby agree that (i) the Administrative Agent shall be permitted to engage an onsite consultant (the "Consultant") acceptable to the Administrative Agent in its sole discretion, (ii) the Company shall pay or reimburse the
Administrative Agent for all costs, fees and expenses incurred by the Administrative Agent in connection therewith to the extent such costs, fees and expenses do not exceed $10,000 in the aggregate, and (iii)the Company shall give the Consultant (A) full rights of access to its books and records, including without limitation, its financial statements, engineering reports, production reports, litigation files, lease files and other business information and (B) complete access to its executives and other personnel and allow the Consultant to discuss the business affairs of the Company with such executives and other personnel.

         SECTION 8. ACKNOWLEDGMENTS AND AGREEMENTS.

         (a)      The  Company   acknowledges   that  on  the  date  hereof  all
Obligations are payable without defense, offset, counterclaim or recoupment.

         (b) The Administrative Agent and the Holders hereby expressly reserve all of their rights, remedies, and claims under the Note Documents. Other than as expressly set forth in Section 3 above, nothing in this Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Note Documents, (ii) any of the agreements, terms or conditions contained in any of the Note Documents, (iii) any rights or remedies of the Administrative Agent or


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


any Holder with respect to the Note Documents, or (iv) the rights of the Administrative Agent or any Holder to collect the full amounts owing to them under the Note Documents.

         (c) Each of the Company, the Administrative Agent and the Holders does hereby adopt, ratify, and confirm the Note Purchase Agreement, as amended hereby, and acknowledges and agrees that the Note Purchase Agreement, as amended hereby, is and remains in full force and effect, and the Company acknowledges and agrees that its liabilities and obligations under the Note Purchase Agreement, as amended hereby, are not impaired in any respect by this Amendment.

         (d) From and after the Effective Date, all references to the Note Purchase Agreement and the Note Documents shall mean such Note Purchase Agreement and such Note Documents as amended by this Amendment.

         (e) This Amendment is a Note Document for the purposes of the provisions of the other Note Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Note Purchase Agreement.

         SECTION 9. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.

         SECTION 10. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Note Purchase Agreement.

         SECTION 11. INVALIDITY. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

         SECTION 12. GOVERNING LAW. This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of New York.

                            [Signature pages follow.]


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


         EXECUTED effective as of the date first above written.


COMPANY:               NATIONAL COAL OF ALABAMA, INC.,
                       an Alabama corporation

                       By:    /s/ Michael R. Castle
                              --------------------------------------------------
                       Name:  Michael R. Castle
                              --------------------------------------------------
                       Title: Sr. Vice President and Chief Financial Officer
                              --------------------------------------------------


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


ADMINISTRATIVE AGENT:

                       TCW ASSET MANAGEMENT COMPANY,
                       as Administrative Agent


                       By:    /s/ Curt S. Taylor
                              --------------------------------------------------
                       Name:  Curt S. Taylor
                              --------------------------------------------------
                       Title: Senior Vice President
                              --------------------------------------------------


                       By:    /s/ Richard Punches
                              --------------------------------------------------
                       Name:  Richard Punches
                              --------------------------------------------------
                       Title: Vice President
                              --------------------------------------------------


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


HOLDERS:               TCW ENERGY FUND XIV, L.P.,
                       a Delaware limited partnership

                       By:    TCW Asset Management Company, its general partner

                       By:    /s/ Curt S. Taylor
                              --------------------------------------------------
                       Name:  Curt S. Taylor
                              --------------------------------------------------
                       Title: Senior Vice President
                              --------------------------------------------------

                       By:    /s/ Richard Punches
                              --------------------------------------------------
                       Name:  ichard Punches
                              --------------------------------------------------
                       Title: Vice President
                              --------------------------------------------------


                       TCW ENERGY FUND XIV-A, L.P.,
                       a Delaware limited partnership

                       By:    TCW Asset Management Company, its general partner

                       By:    /s/ Curt S. Taylor
                              --------------------------------------------------
                       Name:  Curt S. Taylor
                              --------------------------------------------------
                       Title: Senior Vice President
                              --------------------------------------------------

                       By:    /s/ Richard Punches
                              --------------------------------------------------
                       Name:  Richard Punches
                              --------------------------------------------------
                       Title: Vice President
                              --------------------------------------------------


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


                       TCW ENERGY FUND XIV-B, L.P.,
                       a Delaware limited partnership

                       By:    TCW Asset Management Company, its general partner

                       By:    /s/ Curt S. Taylor
                              --------------------------------------------------
                       Name:  Curt S. Taylor
                              --------------------------------------------------
                       Title: Senior Vice President
                              --------------------------------------------------

                       By:    /s/ Richard Punches
                              --------------------------------------------------
                       Name:  Richard Punches
                              --------------------------------------------------
                       Title: Vice President
                              --------------------------------------------------


                       TCW ENERGY FUND XIV (CAYMAN), L.P.,
                       a Delaware limited partnership

                       By: TCW Asset Management Company International Limited, its general partner

                       By:    /s/ Curt S. Taylor
                              --------------------------------------------------
                       Name:  Curt S. Taylor
                              --------------------------------------------------
                       Title: Senior Vice President
                              --------------------------------------------------

                       By:    /s/ Richard Punches
                              --------------------------------------------------
                       Name:  Richard Punches
                              --------------------------------------------------
                       Title: Vice President
                              --------------------------------------------------


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